Listing Report:Supplement No. 92 dated Nov 03, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 423560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1989	Debt/Income ratio:	47%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	25 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	21y 11m
Amount delinquent:	$0	Revolving credit balance:	$273,469	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jimbuck	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$4,363.89	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying down revolving debt
Purpose of loan:
This loan will be used to get out from under some large revolving debt that was part of our additional investment into our business.? Our high utilization rates are the key reason for our current credit quality and a term loan would be a better choice of debt than the current revolving lines.? With the banks gouging us right now it is almost impossible to knock this debt down they way we want to.

My financial situation:
I am a good candidate for this loan because I am an full time employee of a well established, financially sound?company where I have worked for the last 23 years.? I am well positioned to advance my position in this business with my experience and unique high-demand abilities.? My business is surviving into its 2nd year of operation, even in this economy.??We see a stronger Fall-09 coming with more business booking and a new distribution deal through Costco just starting two weeks ago.? This could double our revenue into Q1-2010, so we are optimistic.? We need a bridge to get to that point in the meantime to remove the weight of the personal debt we caryy? and improve our cashflow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$150.70

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1986	Debt/Income ratio:	22%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	13y 4m
Amount delinquent:	$3,173	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	oak9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
to pay off my high interest credit cards
My financial situation:
I am a good candidate for this loan because I am looking for a new start to get out of debt without the high interest

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1800
??Insurance: $
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$82.44

Auction yield range:	4.27% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-2000	Debt/Income ratio:	9%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,667	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Doohickey415	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me pay off my credit cards
Purpose of loan:
This loan will be used to pay off part of my debt that I accumulated in college and just have never managed to pay off.? Now that I have a good job I feel like I'm finally starting to get my finances under control, but I refuse to pay the banks the ridiculous rates that they charge me. My plan is to eventually pay off all my debt so that I can start saving up a deposit and (hopefully) eventually buy a house.

My financial situation:
I am a good candidate for this loan because...
Well I didn't realize this question was coming up, but like I said, I just converted to an employee at a good company (I know it I said I worked here for 2 yrs, this is because I was a contractor) and I'm eagerly (and yes, that's completely different than desperately) paying off my debt.? I've also make more than the minimum payment.

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 655
??Insurance: $ 0
??Car expenses: $ 150
??Utilities: $ 75 -- split between roommates
??Phone, cable, internet: $ 13 -- my company pays my cell phone :)
??Food, entertainment: $ 150
??Clothing, household expenses $ 50 -- split up among roommates
??Credit cards and other loans: $ 550
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	12%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	18	Length of status:	0y 8m
Amount delinquent:	$1,052	Revolving credit balance:	$75	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	noble-finance	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some debt and car repair
Purpose of loan:
This loan will be used to? payoff some debt and to do some repairs on my car as well as some fixing up on my house

My financial situation:
I am a good candidate for this loan because? I would be completely debt free, with the exception of this loan if I could payoff all of my lingering debt and still be able to pay all of my every month bills. Me and my husband have full time jobs, we work very hard and have been trying for sometime to be debt free. We just want someone to give us a chance to be debt free.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $?100?
?Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2001	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,580	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jameswmooreiii	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing a credit history
Purpose of loan:
This loan will be used to?
This will be a small personal loan to start a payment history with prosper. I realize that I may one day need a loan from prosper and I do not have a payment history with the site. I plan on taking a few small loans over the next few years to provide a history and prove my credit worthiness.
My financial situation:
I am a good candidate for this loan because?
Although my credit is not a long exstablished record, I strive hard to maintain the credit I do have and continue it's growth!
Monthly net income: $
26000
Monthly expenses: $
??Housing: $ 250
??Insurance: $ 104
??Car expenses: $ 304 Pay off in Jan.
??Utilities: $ 140.0
??Phone, cable, internet: $ see Utilities
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 75
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$83.81

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1993	Debt/Income ratio:	9%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	5y 3m
Amount delinquent:	$318	Revolving credit balance:	$471	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	usaf8185	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	540-560 (Jan-2008) 580-600 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay off remaining tuition due
Purpose of loan:
This loan will be used to pay off remaining outstanding tuition for my masters degree

My financial situation:
I am a good candidate for this loan because? I have a good steady job (since 08/2004) and I have already proven I? am a good loan risk in regards to my Prior successful loan repayment with Prosper from a couple of years ago.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 715
??Insurance: $ 96
??Car expenses: $ 564
??Utilities: $ 85
??Phone, cable, internet: $ 175
??Food, entertainment: $ 200
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 475
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$86.99

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2007	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	repayment-mountain	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards and car
Purpose of loan:
This loan will be used to?
pay off my car loan and the existing balance on credit cards????????
My financial situation:
I am a good candidate for this loan because?
i have a full time job that i am dedicated to as well as steady income. i also want to gain trust with prosper for future loans
Monthly net income: $ 1800
Monthly expenses: $
??Housing: $ 200????
??Insurance: $ 140
??Car expenses: $?210
??Utilities: $ 70
??Phone, cable, internet: $ 89
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1977	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	9	Total credit lines:	50	Length of status:	6y 6m
Amount delinquent:	$1,446	Revolving credit balance:	$420	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	42	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sensible-ore	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some high interest debt
Purpose of loan:
This loan will be used to? pay off some high interest debt

My financial situation:
I am a good candidate for this loan because? i have stable income that comes in direct deposit to my account monthly. I will have more disposable income once this loan is approved so there would be no question that the loan would be repaid

Monthly net income: $ 3303

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,450.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$184.07

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	25%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,689	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FastCashAdvance	Borrower's state:	NewYork	Borrower's group:	snappy loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Cards Now
Purpose of loan:
The sole purpose of this loan is to consolidate high interest credit cards into 1 monthly payment.? My goal is to pay?down as?much principal possible in the least amount of time; as the debt?is?the result of a recent career change due to the drastic change in the real-estate lending industry.?

My financial situation:
I am a good candidate for this loan because?I have an excellent?payment history, no deliquences and no inquries. My intention is to pay this loan within the fastest amount of time possible, as I already make $100 payments on $58 minimums.?The recent change in credit?can be?attributed to?a recent vehicle purchase this past March as my rating was above 700 at the time of purchase.?

Monthly net income: $ 1,800.00

Monthly expenses: $1,300.00
??Housing: $
??Insurance: $150.
??Car expenses: $400.
??Utilities: $
??Phone, cable, internet: $150.00
??Food, Gas: $300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$207.21

Auction yield range:	14.27% - 20.00%	Estimated loss impact:	15.59%
Lender servicing fee:	1.00%	Estimated return:	4.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2001	Debt/Income ratio:	36%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,597	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hgcrockett	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 89% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	5 ( 11% )	620-640 (Oct-2009) 600-620 (Jul-2008) 540-560 (Nov-2007) 520-540 (Oct-2006)
Principal balance:	$2,219.57	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
Prosper has done it all for me!!!
AS you can see from my past history I have been in very good shape financially for a while including paying off my last prosper loan a few months early.? I have gone up over 120 credit points in two years!? I have no idea how that makes me an HR but I can't tell you how much prosper has changed my life.? There were times when I was getting out of the car business and working for ATT I didn't think I was going to make it.? I have under 10,000 left to pay off including my car which is most of it at a very high interest rate.? I would love to just have one payment each month and if anyone should be getting the interest I pay it definetly should be prosper!!!

Monthly Net Income (after taxes) -?3800- My wife's - 2000 (after taxes)? Both of us work with commission which is not included in those numbers.

1. Rent - $700(all utilities paid )
2. Wifes's car payment and insurance - $309
3. My car payment and insurance - $300
4. Credit cards and Store cards - $300
5. American general loan -$168
6. Food, Gas, and misc.? - $580
7. Going out a couple times a month for dinner and movie - $140
8. Current prosper payment - $120

Expenses - $3000 ... Total money left over - $2800

We recently moved out?to get?back on our feet with some friends.? We are living in the basement only paying 500 dollars a month and that includes everything.? I promise you just help me and we will both be happy!!!

????As far as what the loan will be used to pay off I will make a list below-?

Mostly my car which has a payoff of $8200.? I went to harris bank and they agreed to refinance my car but only valued it at 5000 dollars.? So the rest would go towards the payoff of the car.? The rest will go to the small amounts I have left on my credit cards.? Thank you for everything you have helped me with bidders.? I can't tell you how much this website has changed my life!!!

In ending being in the job I was at there was good times and bad.? I love where I am at now and as you can see I haven't missed a payment in 6 years.? Credit is extremely important to me.? And although I have to get things in order there will never ever be? a time when I am over 30 days late.? I would love for a little help from the people that were there for me before.?I have gone from an HR to a D and promise to strive to make it too an AA.? Hopefully you'll be here to help me once again!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$698.54

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2000	Debt/Income ratio:	33%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$44,049	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hard-working-truth993	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to Start a Family
Purpose of Loan and Our Financial Situation:
I would like to take out this loan to pay off our credit card debt in a quick timely manner.? My wife and I have been married for four years and would like to start a family.? It would not be fair to bring a child into the world without being financially prepared.? The loan total is an exact payoff amount for our credit card debt from home improvements and family emergencies.? We are good candidates for this loan because we plan on paying it off before the 3 years.? Being a Deputy Sheriff for 8 years, I have job security and a steady paycheck.? My wife has been with the same company since she was 15 years old and has worked her way up the ladder.? She is presently the Human Resources Director at the young age of 27.? We are very family oriented and would love to have a child of our own.? We regret getting ourselves into this situation and we just need help from the credit card company interest rates.? In both of our daily job duties, we have to make responsible decisions and some can be life changing and we are hoping you can do the same!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	23%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	idaho41	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Oct-2008) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$182,023	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commerce-grizzly	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A BEAUTIFUL RENTAL HOME
Purpose of loan:
This loan will be used to purchase a very nice single family house as a rental unit in a nice location.? The price of this house is very attractive and generate a good return in a short term.? I'm an experience Realtor and know the housing market very well.

My financial situation:
I am a good candidate for this loan because I'm very responsible for my financial and pay any debt on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$406.38

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1967	Debt/Income ratio:	8%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 2m
Amount delinquent:	$176	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	uprising1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Insurance Agency- Growing
Purpose of loan:
This loan will be used to? paydown a $13,536 note with a very high interest rate, and provide funds for continued marketing.? The reduction in dept will improve our cashflow by approximately $2000 per month.? The company is growing but needs the other additional proceeds to continue our successful marketing efforts.

My financial situation:
I am a good candidate for this loan because? our company is approximately 4-5 months from profitability.? We are growing the agency at an extremely rapid rate.? We have more than doubled the size of the company on 2009.? I have good credit and am determined make this company a success.

I have already invested $30,000 of my own money and will contribute another $10,000.

The agency has been in business for 10 months and expects to start breaking even in 4-6 months with the loan restructuring.? On January 1, 2009 the agency had 210 policies in effect.? Today we have 526.? Revenue year-to-date is approximately $130,000.? Revenue is growing by $500-$750 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$407.57

Auction yield range:	4.27% - 21.50%	Estimated loss impact:	2.20%
Lender servicing fee:	1.00%	Estimated return:	19.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1991	Debt/Income ratio:	28%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$40,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fordaputz	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	760-780 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 740-760 (Apr-2009) 720-740 (Aug-2008) 760-780 (Jan-2008)
Principal balance:	$2,815.03	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
36 month plan to remove DEBT
Purpose of loan:
Will use the money to help orgainize?debt reduction.? Loan will give me a fixed interest rate and monthly payment for the next 36 months.? Paying off ONE CREDIT CARD with this loan.

My financial situation:
I am a good candidate for this loan because I am currently making my payments to the credit cards.? By supporting me with this three year loan, I will continue to make the payments, but support people instead of BANKS.? I will also pay more to my other debts since the amount is now fixed on a 36 month note.

OTHER:
????Rotating Debt of ~$40,000 is on three credit cards, line of credit, and first prosper loan -?36 month plan to be out of debt.

????(1)?This loan will payoff one of the credit cards -?and give me a payment of ~$400 per month fixed.
????(2) Will?have?paid down the line of credit?by May (2010) - balance is $4200 with?~$775 payment per month
????(3) First Prosper Loan will be paid off in October (2010)?- will request?$13,000 loan?at that time via Prosper
????????????????Plan would be to pay off in 24 months instead of 36 months - so would be ~$750 per month
????(4) Remaining two credit cards - will be increasing payments to them?with fixed payments above.?

Thanks for your time in looking, all questions will be answered

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1989	Debt/Income ratio:	17%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	15y 11m
Amount delinquent:	$7,530	Revolving credit balance:	$1,315	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	eagle89	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 660-680 (Aug-2008) 520-540 (Jul-2008)
Principal balance:	$1,816.02	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Rid of credit cards and med. bills
Purpose of loan:
This loan will be used to?pay off current Prosper loan,?2 more credit cards, medical bills and kids' braces.
I am a good candidate for this loan because?I have a great job with very good income and have been working hard to get on better financial ground.? I realize that I have made mistakes in the past and I am working to correct them.??I have continued to pay down balances since I got my current Prosper loan.? I have also never been late on a payment for my current loan! I hope that you will give me the chance to prove myself.?Please let me know if you have any questions.Monthly payments:?????????????????????????????? Balances:
Braces??????????:???? $130??????????????????????????? Braces??????????:????$1050
2 credit cards:??? $150??????????????????????????? 2?credit cards:???$1000
Prosper???????? :????$102????????????????????????????Prosper????????? :?? $1830
Medical??????? :??? $200??????????????????????????? Medical?????????:?? $1200
?????????????Total:??? $582????????????????????????????????????????? Total:?? $5080

Prosper payment:? $340 (max)

Monthly net income: $ 5180

Monthly expenses: $?4903
??Housing: $ 1216
??Insurance: $ 155
??Car expenses: $ 900
??Utilities: $ 450
??Phone, cable, internet: $ 350
??Food, entertainment: $?500
??Clothing, household expenses $?100
??Credit cards and other loans: $?800 ($150 will be replaced by Prosper)
? Medical??????? ???????????????????? : $ 200
? Braces????????????????????????????? : $ 130
? Current Prosper payment??? : $ 102

$582 in payments replaced by maximum $226 Prosper payment.? Remaining $356 will be applied to outstanding bills.? Again, I have never been late or missed a payment on my Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	19.27% / 21.50%	Starting monthly payment:	$367.93

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	41%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,115	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-cactus	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would Like Lower Rate and Payment
Purpose of loan: To reduce the interest rate and payment I am currently paying on a bank financed personal loan.

My financial situation: I am a good candidate for this loan because I am currently paying an extremely?high interest rate and could definitely afford to have a cheaper payment.? I?have also never had a late payment on anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$184.85

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 4% )	640-660 (Sep-2009) 660-680 (Nov-2007)
Principal balance:	$4,032.92	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Business loan to increase Inventory
Purpose of loan:This loan will be used to increase our inventory by purchasing larger lots for our online and local book selling business. We are a listed Seller on Amazon, Abebooks and Alibris and eBay. We also sale imported gifts (from Thailand) and silver coins online. We've collected and saved a substantial amount of silver bullion in the past three years and we sale on eBay to increase cash flow for the business as needed. I understand hard work but more importantly having an effective business strategy. We've located sources that will provide us with books in bulk quantities. This loan will allow us to increase our inventory by 4-500%.
My financial situation:We are a good candidate for this loan because we have just the normal expenses. My wife has a full time domestic service business and we have specific cash reserves as we grow this business. Our business is very liquid with the turnover of the books increasing the book inventory substantially will increase sales and cash flow. Thank you for those that will invest in us.
Main billsRent $1500Car $500Credit cards/Prosper Loan $900Groc. $700Insurance $300Utilities $275Misc. $350 Total $4525Current net income $4900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$312.13

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1988	Debt/Income ratio:	19%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	20y 5m
Amount delinquent:	$4,495	Revolving credit balance:	$14,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	radiant-vigilance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attny Fees to collect 100K judgment
Purpose of loan:
This loan will be used to pay attorney fees.? I sold?a side business?in June of 2006 with a structured buy-out? to?be paid over a four year time period.? Two years into the agreement, the buyer stopped making payments and hasn't paid me a dime since.? After two years of legal red tape, I have finally been awarded a judgement against the buyer of over $102,000.00.? In order for my attorney to begin the process of collecting on this judgement, I need to pay the remaining legal fees.???

My financial situation:
I am a good candidate for this loan because? Up until two years ago my credit rating was ALWAYS in the high 700's.? Because the buyer of my side business stopped making the payments but still left me with the business debt, my credit score has?been?dramatically effected.? I am a Vice-President of a large insurance agency with multiple locations.? My base salary is $78,000.00 with large year-end bonus potential.

Monthly net income: $ 6,000

Monthly expenses: $ 4,585
??Housing: $ 2,400.00
??Insurance: $ 35.00
??Car expenses: $ 550.00
??Utilities: $ 225.00
??Phone, cable, internet: $125.00
??Food, entertainment: $400.00
??Clothing, household expenses $150.00
??Credit cards and other loans: $600.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,139	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	community-harmony	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used to rehab an investment property.
we use 70% LTV rule to accure the property and we market the completed house lower than apprasied value in order to sell more quickly.
I have personally flipped 2 houses this year and looking to move my real estate buisness forward with extra capital

My financial situation:
I am a good candidate for this loan because I own a check cashing business where money is the inventory for the business.
I could use the resource from the check cashing account in a pinch, however taking money away from the business where money makes money hurts my business.?
Thus, I would rather use loaned money whenever possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$83.15

Auction yield range:	4.27% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	21%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	3y 5m
Amount delinquent:	$200	Revolving credit balance:	$3,087	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SUsnowball	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 89% )	780-800 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 11% )	720-740 (Sep-2009) 680-700 (May-2007) 660-680 (May-2007)
Principal balance:	$768.88	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
2nd loan:buy used car (good payer)
Purpose of Loan:
To?buy a reliable used car (I have some $ saved) to keep my full time job and get to school (I have a 4.0 GPA), and?payoff?my?first Prosper loan.
My Credit:?
I've made all timely payments on the first Prosper loan.?Credit score has gone up 80 points?since first loan. Credit report only?has one potentially negative item (see my profile for explanation)?that I am disputing. There are?8 accounts in good standing, with no late payments. I don't have to start payments on my student loans until after I graduate (Dec 2010).
My income:
Monthly net income is $1,400, fianc??s is $1900. We combine our incomes;?but I am relying on my income alone to repay this loan.
Monthly Expenses: I pay half the montly bills
-Rent: $350
-Utilities: $65?
-Food etc: $125?
-Cable/internet: $90?
-Gas/car maint:$125?
-Cell: $100
-Anticipated Prosper loan payment: ~$100 (paying off the first loan)
Total= $965, leaving $445 monthly cushion
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	14.27% - 18.00%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,281	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kcprice	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,255.99	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$376.56

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	55%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,885	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	C10ARKAD	Borrower's state:	Arizona	Borrower's group:	Achieve Greatness
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 100% )	720-740 (Latest)
Principal borrowed:	$12,300.00	< mo. late:	0 ( 0% )	700-720 (Dec-2007) 720-740 (Mar-2007)
Principal balance:	$2,350.12	1+ mo. late:	0 ( 0% )
Total payments billed:	53
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off existing credit cards that have high interest rates and?to pay off my second Prosper loan.? The debt was incurred for a business venture with a friend.? The business failed.? ALL vendors and the property management company were paid in full.
My financial situation:
I am a good candidate for this loan because?I have a good job, steady income, a good credit rating.? I paid my first Prosper loan timely (never late - used automatic dedcuction from my bank account) and early.? I pay on my second Prosper loan timely through automatic dedection from my bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$85.44

Auction yield range:	8.27% - 13.00%	Estimated loss impact:	6.79%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-2003	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,407	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-cargo	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Determined to pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards with high interest rate

My financial situation:
I am a good candidate for this loan because I am determined to get rid of my credit card debt. I work 2 jobs to help pay off my debt faster and will keep doing so until payed off.

Monthly net income: $2450

Monthly expenses: $
??Housing: $900
??Insurance: $60
??Car expenses: $100
??Utilities: $150
??Phone, cable, internet: $200
??Food, entertainment: $200
??Clothing, household expenses $30
??Credit cards and other loans: $600
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	1y 3m
Amount delinquent:	$15,616	Revolving credit balance:	$5,668	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to? pay credit cards

My financial situation:
I am a good candidate for this loan because?
i am trying to get my bills paid down some-had fallen behind a little and it is hard to get caught up
Monthly net income: $
1250
Monthly expenses: $
??Housing: $ 670
??Insurance: $ 80
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	8%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	empirestatechassis	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	720-740 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2007) 680-700 (Nov-2007)
Principal balance:	$5,271.32	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Seeking Shop Equipment Financing
Purpose of loan:
The purpose of the loan is to fund equipment purchase?for my small limited liability company (LLC), Empire State Chassis & Fabrication (www.empirestatechassis.com).? Specifically, the funding will allow Empire State Chassis & Fabrication to purchase a full chassis jig, related?fixtures and CAD?software.? Additionally, the funding will allow Empire State Chassis & Fabrication to expand its?chassis fabrication capabilities?which will enable it to boost its customer base.? Empire State Chassis & Fabrication constructs, restores, buys and sells world class street rods, hot rods, race cars, muscle cars, collector cars, custom late model street machines and parts to a local and national market.

My financial situation:
I am a conservative small business entrepreneur and certain that I can meet my monthly financial obligations.? Based on the financial and competitive analysis presented in my business plan, Empire State Chassis & Fabrication will be successful. My?yearly cash flow projection indicates a positive cash flow for fiscal year 2010.??Equity investment?to date has been?$42,000.? I've been employed as a software developer for the past 20 years?and my financial situation is good.

Monthly net income: $5,328

Monthly expenses:?$2,806?(Total)
??Housing: $1,106
??Insurance: $150
??Car expenses:?$80
??Utilities: $400
??Phone, cable, Internet: $170
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses (Incidentals): $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 15.36%	Starting monthly payment:	$104.00

Auction yield range:	3.27% - 14.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,294	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wise-leverage-beeper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Playing the system & prospering
Purpose of loan:
I am going to use the proceeds of this loan to reinvest in other Prosper borrowers. But since money is fungible, your main concern as a lender should be my credit, which is top notch. I don't need this loan, but I thought it'd be cool to go through the process and see how it all plays out. I'm just borrowing for kicks and to see how the system works. For example, it appears that on my first listing, I set the loan rate too low at the start, so I've doubled the starting rate this time around and hope to have it bid down. Also, I included a pic this time!

My financial situation:
I have worked in financial services for seven years (my background is in fixed income securities, a.k.a. "bonds"). During that time, I have saved up substantially. This loan will not be a problem. Also, I pay off my credit cards, in full, every month.

I encourage you to ask me any questions you may have (within reason).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$312.13

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1987	Debt/Income ratio:	32%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$123,177	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	adventurous-exchange8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to cut up the credit cards
Purpose of loan:
This loan will be used to get some maneuvering room to?juggle debts around and start down the?road to cutting up all credit?cards and becoming debt free. I have put myself in this position, but credit card companies closing used and unused lines, reducing limits on others and raising rates ahead of 2010 changes have complicated the situation.
My financial situation:
I am a good candidate for this loan because I have had?my wake up call,?my days of living large are?over and I?always honor my obligations on time.

Monthly net income: $ 6142 Personal $9K Household

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,864	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MGMNT	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Bussines Line
Economic turmoil has taken away many jobs from Americans, so far I have been?able to keep my contracts in place and continue with an stable business model. Recently a family member invited me to pursue a new endeavor in the catering business; the funds that I am requesting will be invested in goods for the business (no salaries, no bonuses, no services, just assets). With 20+ years of experience working in the field, I feel confident to invest my own resources and to look out for investors that are willing to take a conservative risk. I am not one of those "big shots", but I can certainly create a little business and do my part to change things.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1998	Debt/Income ratio:	17%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	15	Length of status:	11y 8m
Amount delinquent:	$11,742	Revolving credit balance:	$11,436	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Visual_4oto_Artists	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt & financial bldg.
Purpose of loan:The purpose of this loan is to pay off the remaining debt that I have been working down over the past three years. I was a contract-employee and suffered a hardship seven years ago when funding concluded on a project which left me without full time employment for a little over a year. I regained a full time position with my present employer but took a substantial cut in my pervious salary earnings. Employed in the healthcare setting for over eighteen years, I have restructured both career and financial goals, focusing my attention in the areas of art therapy. I returned to school a year ago, accepted in the BA/MA program as a full-time student to complete my studies in Visual Arts in Photography, Film Studies, and Media Productions at the New School University. This loan will also assist in buffering my educational cost between semesters.

My financial goals & message to lenders:
I am aware that my credit profile may deter lenders from participating in my listing but I ask that you reflect on my current financial goals and strength: Work with my financial advisor; Secured the proper insurances covering income loss again or life; Continue communication with creditors and credit reporting agencies in the efforts to increase my credit rating and worthiness; Achieve grant and scholarship support through opportunities presented in the arts; Exhibit and sell my art work.Monthly net income: $ 2400+

Monthly expenses: $
Housing: $ (Responsible for maintenance/utilities/improvements where necessary)
Insurances: $ (Payroll deduction - hospital benefits package) & $155.00 (external life & income coverage)
Car expenses: $0 (no car)
Utilities: $250 - $350
Phone, cable, internet: $80 - $125. (Packaged)
Food, entertainment: $200-300 (food)
Clothing, household expenses as needed (not monthly)
Credit cards $0 - no credit cards; other loans: $0
Other expenses (Monthly Transit - Metro, cab): $200+
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	8%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,839	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cpegelow	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007) 600-620 (Jun-2007) 600-620 (Nov-2006) 620-640 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Bathroom Renovation
Purpose of loan: ex
I am renovating a bathroom and do not want to put the final expenses on a credit card.

My financial situation:
My spouse and I make approximately $180,000 a year. We have been renovating are house and do not want to use our cash reserves to finish the job. We are saving for Christmas and a vacation.

Monthly net income: $ 8000.00 (combined)

Monthly expenses: $
??Housing: $ 1000.00????
??Insurance: $ 200.00
??Car expenses: $?500.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	23%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,759	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008)
Principal balance:	$1,334.13	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Hope
Purpose of loan:

First I want to apologize to the people who have bid on my loan & I have pulled it again. I sit here & watch on a daily basis as my loan gets passed by.? I?m figuring it is because of the 26 late pmts, I have explained there from my bankruptcy.? I even pulled a copy of my credit report & asked why they are still on there.? I was told that they could stay there for 7 years. I have 4 cc total credit limit is less than 3000.00. The cc companies are all running scared because of the economy so I pay the price again & they have increased my rate for no reason. I want my LIFE back & you can help do that.?? I can't even figure out my prosper rating.? I have never been late, always on time,& even ahead.? So have I fallen with every other HR asking for the amount I am?asking no, I have not.? So please look past the late payments.

The 1 thing that I loved about Prosper was that it was real people, who understood, & did not judge, people willing to help other people, who in return received reward for a good deed done.???

I didn?t know that having high limit would lower my credit score.? I thought that paying my bills on time would keep your score going up.? I have proven myself with prosper & I am going to give this 1 more shot.? I am going to throw caution to the wind & ask for more than I?ve been asking for to help get my credit score back were it belongs.? I was looking to consolidate everything my loan with prosper (which is 4 mths ahead in payments), my cc & help with the holidays because my car ate my holiday funds.??

As you can see I can more than afford the monthly pmts..? My husband?s income pays the major bills in this house & mine is for the extra.? They don?t allow you to apply jointly.? So all information is on me only.???????

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $ 1150.00 leaving me with 1150.00
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00/Part being ny sons school payment per month
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	42%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	57	Length of status:	23y 0m
Amount delinquent:	$10,490	Revolving credit balance:	$16,395	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 660-680 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,283.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying for College (times 3!)
Purpose of loan:
3 GIRLS IN COLLEGE!?? NEED A LITTLE BIT OF HELP,?WE HAVE THESE 3 BEAUTIFUL DAUGHTERS IN COLLEGE, HAVE BEEN ABLE TO MANAGE PAYING WITH ONLY A SMALL AMOUNT DUE?!! HUSBAND IS REAL ESTATE AGENT, BUSINESS PICKING UP (HIS YEAR TO DATE EARNINGS OVER $42000 WITH CLOSINGS SCHEDULED!!) BUT HIS BUSINESS WAS DOWN AND WE'RE HAVING TO PLAY MAJOR CATCH-UP.?PLEASE DISREGARD THE DELINQUENCIES SHOWING UP, GOT BEHIND ON MORTGAGE BUT HAVE MADE ?ARRANGEMENTS WITH LENDER AND JUST MADE OUR 3D ON-TIME MORTGAGE PAYMENT IN A ROW PLUS CURRENT WITH ALL OTHER BILLS. NEVER DELINQUENT WITH PROSPER-BID WITH CONFIDENCE AND GET A GREAT RETURN!!
Monthly net income: $ 4000
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 160
??Car expenses: $?500
??????Utilities: $ 85
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$80.05

Auction yield range:	17.27% - 24.50%	Estimated loss impact:	19.41%
Lender servicing fee:	1.00%	Estimated return:	5.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	14%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	59	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,039	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-forceful-payout	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help to maintain home
Purpose of loan:
This loan will be used to? pay down dept and make life simpler for me and my brother,and my son lives at home partime,

My financial situation:
I am a good candidate for this loan because? im disabled,also my brother has musculardistrophy,we took this house for reason of my brother,s accessablity to the home,ive always remained a credit score of 750 till my surgury,s started sept 06, and currently my score rises,im responsable person,you have to be when you have a family...my brother & i collect ssdi and i recieve child support of 47 a week and im abled to make $960.00 per mo for being my brother personal choice attendant with out s.s.touching my income

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $?
??Car expenses: $ 200
??Utilities: $ 175
??Phone, cable, internet: $ 130
??Food, entertainment: $ 240
??Clothing, household expenses $ what ever needed at the time
??Credit cards and other loans: $ 35
??Other expenses: $ what ever needed at the time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.70%	Starting borrower rate/APR:	24.70% / 27.00%	Starting monthly payment:	$106.92

Auction yield range:	8.27% - 23.70%	Estimated loss impact:	7.06%
Lender servicing fee:	1.00%	Estimated return:	16.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2004	Debt/Income ratio:	43%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,987	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-zoomer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoffs
Purpose of loan:
I will be using this loan to pay off two credit cards.? I would like to consolidate my debt because it is easier for me to deal with ONE monthly payment as opposed to having to send in multiple credit card payments.? I find that I will have an easier time paying off the debt that I have if I have a SINGLE payment monthly.?

I DO HAVE A FORD VEHICLE IN MY NAME THAT IS NOT ACTUALLY MINE.? I SIGNED FOR A LIFE LONG FRIEND OF MINE AT THE START OF THIS YEAR.? HE HAS POOR CREDIT, BUT HE PAYS ME MONTHLY AND I SEND THE MONEY IN TO FORD CREDIT FOR HIM THROUGH MY HARRIS BANK CHECKING ACCOUNT. THESE PAYMENTS ARE A LITTLE OVER $600 A MONTH MAKING MY TRUE DEBT TO INCOME RATIO LOWER THAN IT IS ACTUALLY STATED!)

My financial situation:
I am a good candidate for this loan because I am still living at home with my parents and do not pay any rent... (trying to save up money before I move out!)? I have a good career at Horseshoe Casino as a Casino Dealer.? I make good money (over $40 K a year.)? I have a good credit history and make it a habit to pay my bills on time.? I have a checking account with Harris Bank, a brokerage account with Etrade Bank, and a savings account with Etrade Bank.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 0 ???? ????
??Insurance: $ 140
??Car expenses: $ 377
??Utilities: $ 0
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$237.35

Auction yield range:	4.27% - 20.00%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	55%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	17y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,815	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-bonus8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt and pay for tuition
Purpose of loan:
This loan will be used to pay off high interest credit card and help pay for my daughters living expenses while she study out of state.

My financial situation:
I am a good candidate for this loan because I am a skill profession and I been working in a stable job for over 18 years.? My credit score is 780+.? My current income is 55,000 + yearly.? My wife and I total income is roughly 100k annually.? I have a great track record for on time payment with no delinquency.? I am a very responsible and hard working parent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$284.03

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	45%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,751	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit debt
Purpose of
I plan to pay off 2 credit card and to have some left over for christmas gifts.

My financial situation? Is great all i need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you very much. . I don't know?how??to upload pictures or I would I'm not a computer savvy i just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	27 / 23	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$208,740	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-integrity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interim financing
Purpose of loan:
This loan will be used as working capital (primarily for legal fees), through the end of the year.? I have finalized terms with an equity partner that will begin in January 2010 to provide further capital to my investment consulting/management firm.

My financial situation:
I am a good candidate for this loan because I have a track record of success.? I have a good credit score, with a history for always repaying my loans/debts on time.? Several months ago I paid off my car loan and will use that money to pay down this loan. ?? I have recently completed my MBA from the University of Chicago Booth School of Business, a top 5 business school.? In addition, I have completed my CFA designation - the leading credential in the investment field.? This gives me the ability and competitive advantage to grow my current business.

Monthly net income: $ 10,000 (beginning in January 2010). currently $7,500

Monthly expenses: $6,222
??Housing: $ 1,265
??Insurance: $185
??Car expenses: $0
??Utilities: $205
??Phone, cable, internet: $168
??Food, entertainment: $600
??Clothing, household expenses $100
??Credit cards and other loans: $ 3,262
??Other expenses: $437 (school loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 31.87%	Starting monthly payment:	$189.80

Auction yield range:	17.27% - 28.50%	Estimated loss impact:	26.66%
Lender servicing fee:	1.00%	Estimated return:	1.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1998	Debt/Income ratio:	40%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	38	Length of status:	26y 6m
Amount delinquent:	$18,946	Revolving credit balance:	$46,435	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	copydude91	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007)
Principal balance:	$1,953.10	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off credit cards and auto
Purpose of loan:
This loan will be used to pay off some credit cards and auto loan.? In our commitment to ultimately become debt free, this is a piece of the puzzle necessary for us to achieve this within 3 years.? By lowering our current monthly?payments we can use the extra funds to pay down some very high interest loans quicker.?

My financial situation:
I am a good candidate for this loan because we have not failed our previous Prosper loan and consider this an opportunity to continue to prove our creditworthiness.

Monthly net income: $7000

Monthly expenses: $
??Housing: $?2200
??Insurance: $ 350
??Car expenses: $ 575
??Utilities: $220
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $150
??Credit cards and other loans: $695?
??Other expenses: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,684	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	justice-aspen	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay student fees and provide a buffer until my already awarded financial aid is credited to my account.? I have been awarded financial aid for the Fall 2009 semester late because of an error in my university's SAP system.? While the funds should be available to me sometime within the next 3-4 weeks, I need money now.

My financial situation:
I am a good candidate for this loan because I will have the funds to repay the loan within the month.? I can also provide documentation to prove my awarded financial aid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$457.60

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	40%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	30y 6m
Amount delinquent:	$0	Revolving credit balance:	$284,896	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impressive-exchange4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.?? I have a home equity line of credit.

My financial situation:
I am a good candidate for this loan because I am a?homeowner for the last 30 years and have stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$620.45

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 6m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,178.77	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
2nd Prosper Loan-Please help
Purpose of loan:? I am asking for a second loan.I want to consolidate all of my outstanding debt including my present active Prosper loan into one monthly payment.? . My credit card debt is being paid down and I would like to pay it in full as quickly as possible. CC debt is Approx. $5,000--$900.00@29.49%? $1,900.00 @ 29.49%.=$7800. The delinquent amount showing is from a charge-off on 2 credit cards when I settled with BofA.

My financial situation:I will make a timely payment from my checking account as requested on the Program. I have never missed a payment on my present loan.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lg2001	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$678.58	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Using Prosper... A Second Time!
Why?

This is my 2nd time using Prosper.? I already have an active Prosper loan - and I have never missed a payment!? Part of the money will likely be?used towards my car.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	9%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$974	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	gold-legend0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening a mall cart for Christmas
Purpose of loan:
This loan will be used to open a mall cart (kiosk) in the Yakima Valley Mall for the 2009 Christmas season. We will be selling Name in the Frame personalized sports prints (www.nameintheframe.com). We are authorized dealers and already have our supplies, but we are also closing on our new house this month and that has left us short for getting started in November. We need to be in the mall NLT the middle of the month to take advantage of the Thanksgiving shopping weekend.

My financial situation:
I am a good candidate for this loan because I operated a mall cart in?Dover, DE in 2001 and made a decent profit, inspite of 9/11. My wife will run the cart while I am at work and I will help her during the weekends and evenings. I think we have a fantastic gift concept for this Christmas, but we really need to be in a high traffic location. I have worked for the City of Yakima for 3 years and I am the City's traffic operations supervisor.

Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 200
??Car expenses: $?600
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$666.87

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	28%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	24 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,892	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	upholder5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.? We are able to make our payments but would simply like to avoid paying such?high interest.? Our ultimate goal as a family is to be debt free.
My financial situation:
I am a good candidate for this loan because I have a stable job and a good income.? I recently achieved my masters degree in order to increase my earning and have taken numerous steps to help my family to get out of debt including part time work outside of my current position.? I have been a teacher for 10 years and have achieved tenure.? I enjoy my job and feel very secure in my district.?

My wife also works part time in order to help pay down our debt more quickly.? We have a dream of living debt free and being able to provide both the security and peace of mind that comes from knowing you are financially secure.? We have been through Dave Ramsey's financial peace in an effort to help us live on a budget and learn how to better use the money God entrusts to us.?

Since the change in law for credit card companies we have recieved notices saying our interest rates are going to increase significantly.? Some of them from 0% to 29.99%.? This kind of jump is not only beyond what we can afford but I believe it shouldn't be allowed.? This caused me to seek alternative means of getting out of debt.? I like the idea of being an investment for an individual as opposed to a huge business that could really care less about me and my family.? I can assure you that I will be a good investment for you and look forward to a mutually beneficial relationship
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$609.57

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1999	Debt/Income ratio:	55%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,587	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joyous-bonus	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two personal loans
Purpose of loan:
This loan will be used to?
It will pay off 2 high interest loans with CitiFinancial one is mine and the other is my husbands total of 11837.60. 4300 (mine) and 7537(his) 3 credit cards 1200(captial one), 700(newegg) and 700( Radio Shack).
My financial situation:
I am a good candidate for this loan because?
?Me and my husband payour bills on time and we have not been late on anything in the past 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$116.13

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1981	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	20y 0m
Amount delinquent:	$223	Revolving credit balance:	$234,149	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	investment-producer6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate credit card debt
Purpose of loan:
This loan will be used to consolidate my high interest credit cards. They were low at one point, then the Obamanation occured and the banks took the liberty of raising every American's card rates while bailing out the banks and financial institutions. So what do they do with the billions?, they keep it and help us by charging? more fee's and raising everyones rates. I have 24 to 29% rates on 2 laons and I want to get them down to a reasonable? workable rate. I am NEVER late on my monthly obliagations. I have been with the same employer since 1989?. I am a top proformer with my company, and plan on making more money next year. Lending me your money will not be a risk, I always pay my debts...
My financial situation:
I am a good candidate for this loan because I pay my bills, plain and simply??and I will pay this loan off with no problem..You will see the only depbt I have is a medical bill form a Dr. that I refuse to pay in the amount of $223.00... his mistake sent my daughter to the hospital for a week, but he kept billing me anyway, then stopped , now I see it's on my credit report. Other than that I am not late on anything...
Net income: $ 8,500

Monthly expenses: $
??Housing: $ 1599.
??Insurance: $ 125.
??Car expenses: $ 499.
??Utilities: $ 210.
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 350.
??Clothing, household expenses $ 75.?
??Credit cards and other loans: $ 1900.
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	11%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unconquerable-transparency	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car for daughter
Purpose of loan:
This loan will be used to? buy my daughter her first car and also to fix my personnel vehicle with the maintence it needs.I will also pay for my daughters insurance for the first year to help her out so she will be able to save the money to help maintain her vehicle and to pay her own insurance yearly.

My financial situation:
I am a good candidate for this loan because? i always pay my debts ontime and try to pay them off early.I have also been in the same work field for the last 12 years.I was recently put on layoff status from Yellow Freight after 5 years of service.Instead of staying on unemployment and waiting for that return to work call.I decided to find other employment to better provide for my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,670.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$56.27

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	29%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,180	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	10
Screen name:	commitment-game-changer	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Appliances and Holiday purchas
Purpose of loan:
This loan will be used to?Home appliances and Holiday purchases

My financial situation:
I am a good candidate for this loan because?I have been able to maintain a good credit standing

Monthly net income: $ 2,700.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 50.00
??Car expenses: $ 500.00
??Utilities: $ Included in?housing
?Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $150.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$95.64

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1975	Debt/Income ratio:	14%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	28 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	27y 6m
Amount delinquent:	$0	Revolving credit balance:	$136,235	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-lively-market	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Horse Trailer for my mini horses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?This is an Aluminum 2 horse trailer never used 2007 with a clear title and free delivery. I will use it to travel with my carriage and two miniature horses. This is our horse season here in the South. I can take advantage of going to Pleasure Shows and competing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,650.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$108.86

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	27	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,768	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	99	Homeownership:	No
Inquiries last 6m:	0
Screen name:	determined-p2ploan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTED: Help Restarting the Clock
Purpose of loan:??I would be using this Prosper Loan to pay off my (2)?highest interest rate credit cards ($1,700 @ 26.9%?and $950 @ 28.9%).? These same (2) credit cards are reporting me as delinquent even though I have been making regular payments for 10 months though a payment program.? Please note?that I show?(2) accounts as "Now delinquent", but the "Amount delinquent" = $0.? I have been told that once my payment program is complete (next year),?my accounts will show as current.? My wife and I currently rent a condo, and I?am extremely motivated to improve?my credit score with hopes of purchasing a home in a couple years.? I am well aware that it will take TIME to improve my credit score, but?I'd?like the CLOCK to start ticking with all my accounts showing current.? Please help me restart the CLOCK!!!

My financial situation:? I am a 36 year old male, and I accumulated?my?debt while "paying" my way through college.? After college, I spent 8 years?working for a large financial consulting firm?as a strategic cost?analyst; then?6 months ago, I became an independent financial consultant.??The majority of my clients made the transition with me from the large firm to my independent practice as they?recognized an immediate cost savings while continuing to work?with me; I could?charge less, but keep more as I have very low overhead.? My clients pay an annual fee, thus my income is steady.

My credit score:? Last year, my income was greatly reduced?as my employer cut commission payout rates by 35%.? As a result,?I fell behind on many?of my payments; thereby causing?my?credit score to fall dramatically.? However, the transition to an independent consultant?has been going very well, and my income is?steadily rising with every new client that?hires me.??It has?been a very difficult?couple years for many Americans, and it taught me to?focus on my personal spending.? I realize how ironic it is that a strategic cost analyst would need to be "taught" to watch his personal spending, but I've also heard that doctors smoke cigarettes.??

Monthly income, expenses and net cash flow:? I have listed my monthly income and expenses below, which shows my net cash flow as $616.

Monthly net income: $ 4,252

Monthly fixed expenses: $ 3,186??
Condo rent: $ 955
Auto payment:? $ 0 - own my car outright
Auto insurance: $ 86??
Gasoline:? $ 160
Utilities: $ 180?- gas, electric,?cable, phone?
Credit cards and student?loans: $?1,255 - reduced?if I get Prosper Loan
Business expenses: $ 250?- website/email hosting, cell phone (I work out of my condo)
401k loan payment: $300

Monthly variable expenses: $ 450?
Food, entertainment: $?250??
Clothing, household expenses $?200

Monthly net cash flow: $ 616
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.23%	Starting borrower rate/APR:	25.23% / 27.54%	Starting monthly payment:	$398.82

Auction yield range:	17.27% - 24.23%	Estimated loss impact:	19.39%
Lender servicing fee:	1.00%	Estimated return:	4.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1989	Debt/Income ratio:	54%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,609	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	tiggrlvr82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	700-720 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 680-700 (Jan-2008) 600-620 (Sep-2007)
Principal balance:	$8,830.80	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refinance perfect prosper loan
Purpose of loan:
This loan will be used to?Refinance the current loan i have with prosper at a lower interest rate.? I would also like to pay down one card.? I can do this with 10k because my current loan is at 8k to payoff plus i have saved money on my own so i have a cash positive balance in life.? I just want to get my rate lower any bit helps with lowering my payments.

My financial situation:
I am a good candidate for this loan because? I have a loan now through prosper that i used to consolodate my debt and have never been late on any payments for anything.? I even purchased a car in the last year and have never been late.? My credit score has actually gone from 690 to 715 over the past year since getting my car.??I can't explain the HR rating because my credit score as of 10/31/09 is 714. I always pay on time plus i have the money and luxury to because my?fiancee has a good job and pays half the bills.? I have gotten thank you letters from previous lenders because i have never been late and i am on auto pay so even in these tough economic times i feel i am a great risk.

Monthly net income: $ my monthly net income is 2100 with my fiancee add another 3200 so 4300

Monthly expenses: $ 1831
??Housing: $ 250
??Insurance: $ 102
??Car expenses: $ 350
??Utilities: $ 60
??Phone, cable, internet: $ 44
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1990	Debt/Income ratio:	26%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$44,612	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	multiplier2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1986	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	20y 0m
Amount delinquent:	$7,964	Revolving credit balance:	$985	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	just-gettin-by	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Shower Repaired for family
Purpose of loan:

This loan will be used to? To redo a shower from a leak that?was discovered after we purchased the home. I was left with a debt from my previous marriage, which has effected my credit, but with the help of my fiance, and my diligence, I am doing all that?I can to? maintain my current credit rating. Due to the divorce, I was left with a home that?is in another state, and that I am unable to?reside in. Before the debt that I incurred from the divorce, my credit was flawless. I was always very conscientious about paying my bills on time, and I still am. My fiance is very supportive and is willing to?help me too repay this loan. She has great credit, and between the both of us, we are slowly getting back on track. Not asking for a hand out, just asking for someone to give us a chance to prove our self worthy of being a part of an opportunity, so that one day, we too can help someone who has experienced what we have.

Monthly net income: $ 3500.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$157,693	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	statuesque-dinero	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Loan Officer
Purpose of loan:
This loan will be used to pay down a credit card.

My financial situation:
I am a good candidate for this loan because I have excellent income, good credit, and job stability. I have been successfully self employed for 8+ years as a mortgage loan officer.

Monthly net income: $9100

Monthly expenses:
??Housing: $575
??Insurance: $80
??Car expenses: $0.00
??Utilities: $110
??Phone, cable, internet: $160
??Food, entertainment: $500
??Clothing, household expenses $
??Credit cards and other loans: $1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1991	Debt/Income ratio:	28%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,518	Occupation:	Dentist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	adaptable-benefit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Get back on my feet due to an unexpected surgery and time off work. Will be used to pay off some debt and to pay rent next month.

My financial situation:
I am a good candidate for this loan because? I am currently working for a great dentist but only 2 day's a week. I will be working more days by the end of November. I am a hard worker who has?had some hard?luck in the past couple years due to being layed off of one of my dental jobs and having surgery done twice in the last 2 years and recovering.
Monthly net income: $ right now about1700.00

Monthly expenses: $
??Housing: $ 850.????
??Insurance: $ 130.????
??Car expenses: $ 285.00
??Utilities: $
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 5000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$178.44

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	8%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-taco	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair My Credit
Purpose of loan:
This loan will be used to repair my credit.

My financial situation:
I?would like to repair my credit that was messed up from my first marriage when I decided I wanted a divorce from my ex-wife she opened charge accounts without my knowledge or?permission so currently I'm in the process of getting all the paperwork together looking over my credit report disputing what line of credit I did and didn't open due to the situation at hand I just want to get my credit corrected so I can live and move on with my new wife I'm so glad I found this site so I can hopefully get some help to this situation so that I can tell all my friends and family about Prosper which seems to be a trustworthy company with real pictures of real people who've gotten loans to help fix the situations that come along with living life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$419.06

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,789	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blue-priceless-dime	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
N.Y. WINE SHOP. HOLIDAY INVENTORY
Purpose of loan:
This loan will be used to purchase Holiday inventory. In the Wine & Liquor business Novenber and December are the two busiest months of the year. All? the major suppliers have great pricing on all the products needed for Thanksgiving & Christmas. I have been in this business myself for the last 35 years. My father had a retail Wine shop for over 30 years. He retired and sold it back in 1990. I opened my new store in November 2005. Business has been growing every year. I do need?extra cash?to purchase Holiday inventory to help fill up the store. In the wine business, the bigger the selection a store has, the more you sell !

My financial situation:
I am a good candidate for this loan because I know what sells in my neignboorhood. I know what kind of inventory to carry that will sell off the shelves fast.?

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2,600
??Insurance: $ 495.
??Car expenses: $ 388.
??Utilities: $ 325.
??Phone, cable, internet: $ 129.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 1550.?
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.48%	Starting borrower rate/APR:	19.48% / 21.71%	Starting monthly payment:	$368.99

Auction yield range:	6.27% - 18.48%	Estimated loss impact:	5.32%
Lender servicing fee:	1.00%	Estimated return:	13.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1984	Debt/Income ratio:	50%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$192,609	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ferocious-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off and Close Credit Cards
Hello All,

I am seeking this loan in order to pay off a credit card who's interest rate has gone through the roof over the past year.? The card in question is one of my older credit accounts and for the past four years had an interest rate of 3.99%.? However, due to a single payment that was one single day late the interest rate has skyrocketed to 29.99%.? The balance of this card was right around $20000.? I transferred half that amount to another card of mine which is still at 3.99% and the funds from this loan will let me pay off the remaining balance in full without giving the bank thousands of extra dollars in interest.?

I am employed as a Health Care Professional and have been working for my current employer for 18 years now.? I don't have any issues paying off the card at its current rate but feel that the interest rate is extreme considering my credit risk and long history of on-time payments.? Also, my revolving balance is due in large part to a HELOC taken out four years ago to purchase a rental property.? That property is currently rented and has had a 96% occupancy rate since purchase.?

Thank you for looking and please feel free to ask any questions.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	8.27% - 19.00%	Estimated loss impact:	7.44%
Lender servicing fee:	1.00%	Estimated return:	11.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	23%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,737	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invincible-commitment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Fining Dining Restaurant
We are looking for a loan in order to open a full service, full bar cajun and creole restaurant in the Bay Area.? The current owner's lease is up and is ready to leave due to a decline in his business.? If we are able to negotiate leasehold improvements with the landlord and acquire a reasonable lease we would like to make an offer to the owner.? The area is in an established commercial district of Alameda and has substantial foot traffic on the weekends.? We expect a good deal of appointment dining as well since it would be the only cajun restaurant in the immediate area.

We are a good candidate for this loan since my wife and I have a stable shared income with strong financial support from our families.? We are looking for a microloan so we can establish this business on our own and only use our financial networks to secure the risk of the endeavor.? We are optimistic about the prospects for the restaurant.? I am the General Manager of a very successful restaurant in Berkeley and have recently helped to open a second restaurant that has been wildly successful.? My partner in the venture is the Sous Chef of the restaurant I manage and is an incredibly talented chef.?? She is ready to establish herself as a chef in her own right and we think this location would be ideal to debut her talent.

Thanks for considering us for your loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$249.71

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,165	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	OutdoorsmanJD	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,371.54	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Unexpected Home Repair
Purpose of loan:
This loan is to pay off?home repair costs sitting on my?credit cards.? I guess 0% for the life of the balance only applies as long as the economy is good.??We inherited?a great house in January, it just needed?a new air conditioning system.? A/C is something you can't live without in Florida!?

My financial situation:
I am a good candidate for this loan because I have a solid professional career objective with experience and top five legal education.? Also, I own this house now and I have the equity should circumstances change.?

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $?
??Insurance: $?400
??Car expenses: $ We own our cars
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $?400
??Clothing, household expenses $ 400
??Credit cards and other loans: $?600 -?Law School Loans
??Other expenses: $ 260 Prosper Loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.06%	Starting borrower rate/APR:	19.06% / 21.28%	Starting monthly payment:	$198.11

Auction yield range:	4.27% - 18.06%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1980	Debt/Income ratio:	38%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 1m
Amount delinquent:	$600	Revolving credit balance:	$11,901	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	flow533	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Take control over Credit card
Purpose of loan:
This loan will be used to?pay off one of my CC. that thinks it is OK to increase the interest rate they charge?to 30%. We have been with them?since 1988,?if I am going to pay a higher Interest rate I would feel better know that the interest is going to people that help others.

I am a Good?Candidate for?this loan because?I work very hard to maintain a good credit score. ?Married for 31 years, I net about $3300.00 per month expenses around $2700.00 average per month. I have and $600.00 dollar delinquance on my credit report due to cell phone company try to charge a disconnection fee after being with them for five years in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.02%	Starting borrower rate/APR:	23.02% / 25.30%	Starting monthly payment:	$232.32

Auction yield range:	8.27% - 22.02%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1992	Debt/Income ratio:	17%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	towering-loot2	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Garage
Purpose of loan:
This loan will be used to? Finally finish my garage that we started to build over two years ago. We have been slowly working on it, but now it is time to, get the roof finished, and the siding?done before winter. I also need to put in some metal working equipment so I can start working out of my own garage.

My financial situation:
I am a good candidate for this loan because? I am a very hard worker, I have been rebuilding my credit, and finally have a pretty good score. I work as a certified technition in an autobody shop. I have been rebuilding and painting cars for about 20 years. And I love what I do. Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1993	Debt/Income ratio:	18%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,009	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mariaz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008) 640-660 (Jun-2007)
Principal balance:	$1,384.93	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
2nd time (great) borrower
Thanks for your consideration!!!

I've been a perfect Prosper borrower, and due to my great payment status, Prosper invited me to reapply.? My loan is almost paid in full.? I need to perform some necessary repairs on my house.?

PURPOSE OF LOAN:?

House Maintenance
My HVAC unit is in dire need of being replaced, in Arizona, you cannot do without the A/C unit.? Replacing it during the off season will save us $1,000.? Total cost of everything is just about $4,000.? Plus, I will pay the the first loan in full upon approval of this loan.

My financial situation:
I have been steadily employed with my current company for?7 years, the previous company 9 years until they shut down.? I earn $40,000 year and my wife earns $55,000.?

My wife is steadily employed for 1 year 11 months as an accountant, and her status with her job is great.
We have 2 children:?8 and 12 years old.

Monthly net income: $ 5800(with my wife's take home)

Monthly expenses: $
??Housing: $1345?
??Insurance: $?240
??Car expenses: $300?
??Utilities: $?210
??Phone, cable, Internet: $ 220
??Food, entertainment: $800
??Clothing, household expenss $ 175
??Credit cards and other loans: $?400
??Child care: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1981	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,801	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MAYBROOK	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REINVEST IN PROSPER
Purpose of loan:
This loan will be used to? REINVEST IN PROSPER.....I HAVE WATCHED HOW WELL THE COMMUNITY WORKS AND HAS FOR MYSELF AS A LENDER AND WANT TO CONTINUE TO PROVIDE HELP TO THOSE IN THE FUTURE!..............I WILL FOCUS MY ATTENTION TO THOSE IN NEED FROM MILITARY BACKGROUNDS......THEY HELP ALL OF US AND NOW WE AS A COMMUNITY NEED TO HELP THEM.....

My financial situation:
I am a good candidate for this loan because?I HAVE MANAGED MY ACCOUNTS FOR SEVERAL DECADES AND MAINTAINED A GOOD CREDIT HISTORY.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$356.74

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	78%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2200
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1974	Debt/Income ratio:	14%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	30y 0m
Amount delinquent:	$2,955	Revolving credit balance:	$14,882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	community-refuge4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting everything together
Purpose of loan:
This loan will be used to assist me with completing some much needed home repairs.

My financial situation:
I am a good candidate for this loan because I have a very long employment history and believe in paying my bills on time.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 25
??Car expenses: $ 0
??Utilities: $?0
??Phone, cable, internet: $ 40?
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1988	Debt/Income ratio:	40%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	23y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,111	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jetsons6866	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a lower interest rate
Purpose of loan:
This loan will be used to? Payoff my HSBC Card currently @ 29%

My financial situation:
We have a stable financial picture, I have been continously employed for 23 years at the same employer & my spouse has been employed by the legal field continously for over 20 years also. We would like to begin using prosper as a way to lower our interest rate on revolving debt and eventually have all of our revolving debt paid off.
Monthly net income: $ 3300

Monthly expenses: $ 2610
??Housing: $?rent is paid by spouse
??Insurance: $?paid by employer
??Car expenses: $?800
??Utilities: $?275
??Phone, cable, internet: $125
??Food, entertainment: $?300
??Clothing, household expenses $ 500
??Credit cards and other loans: $?285
??Other expenses: $ 325
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1991	Debt/Income ratio:	25%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	16	Length of status:	5y 3m
Amount delinquent:	$5,655	Revolving credit balance:	$473	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cleanmaster	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
something good for the environment!
Purpose of loan:
This loan will be used to start a?company that will offer eco-friendly solutions to commercial and industrial companies. 4k Green Cleaning, will provide high quality and environmentally friendly services and solutions to businesses of all sizes.?Get in on the ground floor of this fantastic opportunity.?

My financial situation:
I am a good candidate for this loan because?I have over 5 years experience in the industry as a production supervisor for a disaster restoration and cleaning company. I also have?a proven record?of impeccable customer service, outstanding leadership and managerial skills, as well as?great problem solving skills. My credit is?good, and I have the income to repay the Prosper investors for their loan consideration. The profitability for a company like 4k Green Cleaning is outstanding. The risk factor for potential investors is extremely low. The market for eco-friendly solutions is infinite. At this time the market is untapped and offers enormous possibilities.?

Our Competitive Advantage:

4k Green Cleaning will succeed because Americans understand more than ever that we must collectively do our part to save our environment. Finally, eco-friendly solutions are being sought and used by consumers and businesses at an increasing rate. We will succeed by offering superior products, services and solutions using a very competitive and affordable pricing model.

We sincerely appreciate your interest.??

Monthly net income: $4,500

Monthly expenses: $
??Housing: $875.00
??Insurance: $89.00
??Car expenses: $534.00?
??Utilities: $135.00
??Phone, cable, internet: $85.00
??Food, entertainment: $125.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	8.27% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	13%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,020	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	accord3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff High APR Credit Card
Your assistance is appreciated in allowing the payoff of a high APR on a credit card.

This loan will be repaid with both salary and rental property income; statements available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$53,296	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thejrdoctor	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 80% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	3 ( 20% )	680-700 (Jul-2008)
Principal balance:	$2,582.01	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Fixing roof & going back to school
Purpose of loan:
This loan will be used to fix our roof and my wife will be going to school to help young children with learning disabilties.?The roof is in need of repair before the winter months come and my wife to continue her?program to help the children.

My financial situation:
I am a good candidate for this loan because my wife and I make decent income and as you can see on our credit report for the last year we have been paying all our debt on time?

Monthly net income: $ 7900?????

Monthly expenses: $
??Housing: $ 1753????
??Insurance: $?600?
??Car expenses: $?400
??Utilities: $?400
??Phone, cable, internet: $?160
??Food, entertainment: $?500
??Clothing, household expenses $?800
??Credit cards and other loans: $?800
??Other expenses: $ 3500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$453.60

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1998	Debt/Income ratio:	20%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	2y 10m
Amount delinquent:	$106	Revolving credit balance:	$124	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	3
Screen name:	five-star-funds2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a car for new business use
I'm actually new here,?debating whether to start as an investor or borrower (any tips PLEASE let me know).?

Purpose of loan:
Replace my 2000?2dr Cavalier for?MORE TRUNK space to carry my laptops, projector/screen, etc to training places (I do offsite & onsite business/personal trainings). I'd also like to put some kind of advertising on it to get more exposure. .

My financial situation:
I am a good candidate for this loan because I'm in a good place now (and prepared with option B, C & D). Here's the deal, I filed bankruptcy in 2004 due to a layoff. Fast forward to now, I have my MBA, have a f/t online?job, 2 p/t online jobs?and I?just opened my own business (training center) last month with zero debt (used about $15,000 from last years savings?to use towards my business this year).

So, in summary I have:
1) Job A-Online?(f/t w/ OT options, been there?three yrs, permanent)
2) Job B-Online (20 hrs a week, been there for two years, permanent)?
3) Job C-Online?(10 hrs/wk- temporary status but has been steady for 2 years now, mostly weekend job)
4) My own business (varied hours depending on demand but VERY slow right now).?I?am able to work all of my online jobs?while there until it picks up.
5) Random ebay stuff (for extra side cash if needed)

Savings-wise I have about $7,000 since I used almost all of it on building up my center (pc's, furniture, repairs, etc) this year.Three?years ago I?received a Capital One Auto Loan approval (was curious to see if I could get one)?but I didn't feel I was in a good enough place to take advantage of it (since I just started my jobs). I tried applying for it again three months ago?but was given the denial letter with the "bankruptcy" as the reason (ouch). I really don't know what gives on that (different credit rules this year?).

If you think I'm worthy, great. If not then I guess I'll make it my 2010/2011 goal. Either way, if you actually took the time to read all of that up there ^^^, thank you!

Monthly net income: $ 3000.00 min. to $4000.00 (depending on how many hours I schedule)--- this is for online jobs ONLY, my business is too new.

Monthly expenses: $
??Housing: $ 1000.00 (home rent & busn rent total)
??Insurance: $ 35.00/month liability
??Car expenses: $ 40.00/month (not including any random repairs)
??Utilities: $ 350.00 (both home & busn location)
??Phone, cable, internet: $ $250.00/month (both?home & busn location)
??Food, entertainment: $ $200.00/month
??Clothing, household expenses $ 50/month (don't really buy much)
??Credit cards and other loans: $ 0?credit card debt (have 2)
??Other expenses: $100 (school loan, low% rate allowing me to pay low pmts)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$578.44

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	35%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,146	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	contractenstein	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my Credit Cards
Purpose of loan:
This loan will be used to?consolidate?my two Bank of America credit cards.? These are the last 2 debts to be payed off using our "debt snowball" and I'd like to?lower the interest rate.?

My financial situation:
I am a good candidate for this loan because both my husband and I have good jobs and are able to fullfill our financial obligations.? We are currently working on paying down our debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$132.13

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1992	Debt/Income ratio:	9%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$19,729	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	community-enjoyment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to payoff 3 credit cards and consolidate into one low payment which will be extremely helpful after my fiance lost her job 10 months ago.

My financial situation:
I am a 35 year old Police Officer and make over 90k a year. ?I plan to have this loan paid off in a short period of time and as you can see in my credit profile, all of my debts get paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2003	Debt/Income ratio:	40%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,753	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sbhavi2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$4,356.89	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
personal use
Purpose of loan:
This loan will be used to?
help in my businessMy financial situation:
I am a good candidate for this loan because? i will pay my installment on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	41%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,295	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thorough-deal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1979	Debt/Income ratio:	35%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	4 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	32	Length of status:	3y 1m
Amount delinquent:	$22,482	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	31	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	yaya-ruff	Borrower's state:	Minnesota	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 4% )	680-700 (Aug-2009) 620-640 (Oct-2007) 540-560 (May-2007)
Principal balance:	$1,491.11	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
need new car
Purpose of loan:
need new used car

My financial situation:?has inproved now that my husband is back to work.after being layed off .
Monthly net income: $ 1800Monthly expenses: $
??Housing: $?1428??Insurance: $ 80
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 80
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 148 prosper loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$461.66

Auction yield range:	4.27% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	58%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$548,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2ploan-lion0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay-off Rental remodel expenses
Purpose of loan:
This loan will be used to? pay-off expenses from rental unit remodel.

My financial situation:
I am a good candidate for this loan because? I pay my bills, always.

Monthly net income: $ 12500

Monthly expenses: $
??Housing: $ 2800
??Insurance: $?200
??Car expenses: $ 600
??Utilities: $ 220
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 6000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1987	Debt/Income ratio:	13%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	36y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,900	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	soccer54	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 91% )	680-700 (Latest)
Principal borrowed:	$28,000.00	< mo. late:	2 ( 9% )	640-660 (Jul-2008) 680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
College fee increase 30% & prop tax
Purpose of loan:
To afford the 30% tuition increase for University of California where our youngest daughter attends school? and to get current on property taxes whcih were deferred for initial student expenses for our daughter
(My financial situation:
solid employment with AT&T over 35 years will have major bonus awards in first quarter of 2010, ?looking to catch up and stay current till mid 2008

Monthly net income: $
8500

Monthly expenses: $
??Housing: $?3600
??Insurance: $?150
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 700
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	12y 10m
Amount delinquent:	$1,200	Revolving credit balance:	$37,760	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	LaxStarr	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	2 ( 13% )	640-660 (Aug-2009) 640-660 (May-2008)
Principal balance:	$2,160.78	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Engagement Ring/Wedding Costs
Purpose: To acquire a loan that gives me financial backing to purchase an engagement ring for my girlfriend, and top off the rest of the money needed to put towards a very small, economical wedding for us.? Under my current financial plan, I can comfortably handle a monthly payment plan of up to $200 a month for 36months.

Finances: I continue to work at paying down my debt with every extra penny I have (high interest first)

Credit Blemishes: I had one incident with my first prosper loan, where my payment was less than 5 days late.? This happened when I changed my checking account number due to account intrusion, and didn't get the information to Prosper on time.Monthly net income: $ 4800

Monthly expenses: $? 3490
??Housing: $510
??Insurance: $ 80
? Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$632.43

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2001	Debt/Income ratio:	52%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,765	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	reliable-listing4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP US Make a Fresh Start
Purpose of loan: This loan is for debt consolidation! My wife and I are currently paying ridiculous interest rates on our credit cards. We are planning on eliminating all our credit cards ASAP. We are in the final steps of Dave Ramsey's Financial Peace University and can become closer to being Debt-Free with the help of this loan!

My financial situation: I feel we are great candidates for this loan. We have NEVER been late on any payment and have always kept good credit close to heart. Please note that my wifes income WAS NOT allowed as a factor for my approval status. We have been married for 6 years and plan on many more. She makes $30,000 per year alone and has P/T job. I know our debt/income ratio is not looking good. Please note that is the purpose for this loan. We want to make a secure future for our family and believe that a 36 month plan like Prosper offers will be a perfect tool. I have been at my employer for over 3 years and my wife has been at hers for 9. We own our own home. Have one car that is paid off and a big elephant on our backs called CREDIT CARDS....Please help us make a fresh start by selecting our loan. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$334.63

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1993	Debt/Income ratio:	40%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$32,946	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	return-baker	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$404.33

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1991	Debt/Income ratio:	18%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,219	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tranquil-generosity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt. I currently only have two credit cards which I owe money on.? I got myself into debt over the past couple of years while I was in graduate school.? I decided not to apply for a loan for graduate school since my company offered to reimburse me for a portion of my tuition, but after a few semesters, I quickly realized my debt was adding up. In addition to tuition fees, books, etc., my personal expenses didn't allow me to pay off my credit cards each month and the current interest rates on my cards make it difficult for me to get myself out of this debt.

My financial situation:
I am a good candidate for this loan because I am a hard worker who has had a steady job for 5 years since I graduated college. I even managed to continue to work full time while being a full time student earning my graduate degree in business. I have quickly grown within my company from an Executive Assistant to a Marketing Specialist and have plans to keep climbing the corporate ladder. I just recently got engaged and will be getting married next year and am looking to begin paying off my debt in order to start fresh. I am responsible and trustworthy and am looking for help to get out of my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1976	Debt/Income ratio:	104%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$47,660	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	14
Screen name:	kerirob	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
4st Listing. To Help Daughter.
This loan will help my daughter w/ her divorce; pay for the atty, her ? of the joint accts, & give her a small amt to help get back on her feet.Essentially she?s been left w/ nothing, & she?s trying to be independent instead of moving back in w/ us.
She & her husband had financial difficulty a few yrs ago. They?ve been paying, but their credit suffered, hence why I?m applying.In 7/06, after 25yrs as a travel agent, I had a massive stroke leaving me unable to work.My husband & I both receive SSI. My daughter works 3 jobs & will be paying this loan, but WE will be guaranteeing it. It will be paid out of our acct.
My income: $1,400
Spouse: $1,900Daughter: $2,900
Total: $6,200/moEXPENSES: $1,950
Mtg: $1,300
HFC: $250
Cable: $60
Power/Heat: $110
Food: $100
Ins: $80
I will have $1,350/mo to make pmts should my daughter default. DAUGHTER?S EXPENSES: $1,635
She?ll have $1,265/mo to make pmts.I believe that a mother should be able to care for her child.My daughter has left a difficult marriage, had a messy divorce, & is struggling to get back on her feet. Please help me help her.
Thank you for looking at my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,888.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.17%	Starting borrower rate/APR:	11.17% / 11.52%	Starting monthly payment:	$127.60

Auction yield range:	3.27% - 10.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1981	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$133,373	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momgwen	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$1,116.05	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Help Me Lower My Interest Rate!
Purpose of loan:
This loan will be used to pay off a credit card account that is closed.? I had used the card to pay tuition expenses for my son.? The bank won't negotiate a lower rate.? I just want to get this paid and need a decent rate to get it paid in the time period I have planned.
My financial situation:
I am a good candidate for this loan because I have been with the same company for 21 years and have recently been promoted to a position with a very stable national company.? I have always paid my mortgage and other bills on time.? The majority of my revolving debt includes an unsecured bank loan at 10% that we used for medical expenses for our younger son that was not covered by our insurance.??The money was well spent--he got his life back on track and is entering graduate school in January.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$211,571	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dime-delight	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory
Purpose of loan:
This loan will be used to? the reason for this loan is to finance inventory through the first quarter of 2010. every year at this time our vendors sell off there inventory at deep discounts. Our customer base has commited to purchase the in the material however can not take delivery until 2010.? By taking advantage of these purchases we then relieze a much larger than normal margin.

My financial situation:
I am a good candidate for this loan because? i have in this line of work for 30 years and Im selling the same customer base my family has for three generations therefore I have a very solid working relationship with these clients.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$259.07

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2004	Debt/Income ratio:	12%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,097	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trumpet-of-integrity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funeral Cost for our baby
Purpose of loan:
My wife and I?after a long and hard pregnancy?just lost our daughter that was only?1day old. Instead of paying for baby clothes and diapers, we are now unexpectedly paying for the funeral of?our little girl. This?is very emotional and we want to be able to do something special for a special little girl. Any help from this network will be greatly appreciated

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.?Everything comes directly out of my checking account so things are paid on time every month. The reason my credit score is what it is?that I do not have a lot of credit, but the the credit?I do have is all excellent and?paid on time. I have one?30 day late?that happened when switching the account to auto draft. I have a good income and been on my job for a long time. This loan will be paid on time every month and will be directly out of my account every month. I think i am excellent candidate and hope this network can help my family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$113.26

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1982	Debt/Income ratio:	46%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,569	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shadmartin	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 60% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	6 ( 40% )	640-660 (Jun-2008)
Principal balance:	$2,454.99	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
consolidate card lower payment
Purpose of loan:

Consolidate 2 cards for lower payment and /or quicker payoff
My financial situation:
I am a good candidate for this loan because? My wife and I pay all bills current and pay them first on time before we?buy anything else .As you may note on my credit record I have not had any deliquencies in the last seven years.?
We both have good jobs , with our combined incomes being in the? $95,000?range .My wife owns our home in her name that she had before we were married.This is why i do not show as a home owner on our listing.??We wanted to try this to see if this is something that looks like we could invest some dollars later as a "loaner". We try to pay loans off early if possible, and pay extra anytime we have extra funds.
Monthly net income: $ 5700

Monthly expenses: $
??Housing: $ 730
??Insurance: $ 300
??Car expenses: $?750
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $?450
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1400
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$361.88

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1995	Debt/Income ratio:	14%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,258	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	persistent-benefit	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for children's daycare
Purpose of loan:
This loan will be used to?pay for my two children's daycare costs from November?through March.?

My financial situation:
I am a good candidate for this loan because? I intend to have this loan repaid in full by April 2010.?I will be receiving a coaching check for $5,000 in March, as well as Income Tax Return for approxiamately $10,000 anticipated arrival April.
Credit is in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	listing-wahoo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital for distribution
Purpose of loan:
Working capital for movie Distribution Company. The money will be used to pay for advertising and production cost of replicating DVD's, Blu-Ray, art work, promotional material and marketing of movie titles.Advertising in Media Magazines
Replication of single movie
Packaging Material

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$533.49

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1999	Debt/Income ratio:	7%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	drhazk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law School Funding Loan
Purpose of loan:
This loan will be used to pay for my tutoring and materials cost of law school.

My financial situation:
I am a good candidate for this loan because I have a very stable job and great credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1994	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,797	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	platinum-announcer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to consolidate credit cards
Purpose of loan:
This loan will be used to? Consolidate?several high rate?credit cards into one manageable payment and actually pay it down!.? I had some medical bills which I had to put on credit cards after my insurance paid its portion.? I hated doing that but did not want to kill my credit report.? I have worked hard to have a good credit report with no late payments.? The score took a hit (even though its still not bad..pulled all three and the avg score is 689) due to the credit card usage.
My financial situation:
I am a good candidate for this loan because? Full time long term stable employment, good credit rating, always pay my bills on time each month.

Monthly net income: $ 3375.00

Monthly expenses: $
??Housing: $?125 (receive 675/month from roommates)
??Insurance: $ 60
??Car expenses: $ 265
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 350
??Clothing, household expenses $ 50
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	27%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$114,039	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	167%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mexspartan1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Discover Card
Purpose of loan:
This loan will be used to?
Payoff Discover Card????????

My financial situation:
I am a good candidate for this loan because??? Great Payment History and Income.? Long time with employer and even a 3 year prosper lender

Monthly net income: $
$4700 after taxes are withheld
Monthly expenses: $
??Housing: $ 1350
??Insurance: $ 180
??Car expenses: $ 130?
??Utilities: $ 230
??Phone, cable, internet: $50
??Food, entertainment: $ 600
??Clothing, household expenses $?200
??Credit cards and other loans: $ 750
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1986	Debt/Income ratio:	41%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$161,212	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	direct-reward9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Cards
Purpose of loan:
This loan will be used?to consolidate?unsecured credit card debt. ?We are paying down?and not looking to increase our debt. This loan would decrease our monthly payments by over $300, as well as decrease the payoff term substantially.

My financial situation:
We are?good candidates for this loan because we take our payment responsibilities seriously and are on a mission to payoff all of our debt. We have been in our respective careers for over 20 years, as an accountant and a elementary school teacher.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,313.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$98.19

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1977	Debt/Income ratio:	9%
Credit score:	620-640 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$2,318	Revolving credit balance:	$400	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	archiegirl	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 660-680 (Aug-2007) 660-680 (Jul-2007)
Principal balance:	$1,024.28	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Getting rid of DQ's
*NOTE* I was not born yet in 1977! I am not sure how much of the credit report is accurate or combined with another person's.
Purpose of Loan: I need to clear up my credit history. After several failed attempts at trying to keep my apartment, that is not going to happen. Now I just want to clear up the dq's on my credit history so I can begin with a clean slate.
After some talking with credit agencies this is what I now owe:
-$1255 for a closed and charged off credit card from years ago
-$1058 for another closed and charged off crediit card from years ago
Other Current Debt:
-?I owe about $9,000 in college loans. Both loans are being paid off with a payment plan that I am happy with since I pay more than the minimum amount.
- $3200- back payment for 2+ months rent and late fees.
I tried several times?here on Prosper to get a?loan to?cover this. Of course with?my low credit?score it never got?any bids. ?I will eventually have to pay this back slowly but surely but am being forced to move.?In the mean time I need to clear up my credit history so that I am eligible for better loans. I also need a better score because when I apply to move into a new apartment, my score might be looked at.
My Financial situation: Last summer I was forced to quit my job of 3 years. It was right before the economic blowout, and was difficult for me to find another job quickly. I?was unemployed for 3 months. I took a bar job and restaurant counter job-working 60 hours a week for tips in order to keep my utilities on and to eat. I fell behind on rent. I started a new job last August and am very happy to be working. Due to the situation in the architecture world, my current job can not pay me as much as I was making before.?I am very lucky to even have a job.?I have side jobs as a pace leader in an organized running group once a week, and as a night aide for a man in a wheelchair-doing easy nursing tasks twice a week. These two?extra paychecks pay for my groceries and phone bill.
Monthly net income: $2176 salary + $300 side jobs
Monthly expenses: $
Housing: $1475
Transportation- Travel via subway- $89 monthly pass
Utilities: $80
Phone, cable, internet: Only Cell-$85
Food, entertainment: $125 (entertainment has been cut entirely out of my budget for the time being)
Clothing, household expenses: $45 I've spent less than $45 on household items the past 2 months.
Credit and other loans: $276 (educational loan payments and previous Prosper loan payments)??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$580.61

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	16	Length of status:	0y 2m
Amount delinquent:	$1,426	Revolving credit balance:	$1,863	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-income	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Promissory Note on Business
Purpose of loan:
This loan will be used to?
Pay off a Promisory Note to take Sole Ownership of Business
My financial situation:
I am a good candidate for this loan because?
My financial situation has been a little rocky since the beginning of 2008 when I lost my job.? Got a little behind on bills, but building everything back to get to the status prior to losing my job.? I am putting everything back into the business to make better profit margin to take home more money in the end.? These first few years are building the business up and paying off all the the bills.

please consider me for this loan.

Monthly net income: $ 55,000

Monthly expenses: $?2,600
??Housing: $ 1080.00
??Insurance: $?155.00????????
??Car expenses: $ 300.00
??Utilities: $?200.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2006	Debt/Income ratio:	4%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	3y 7m
Amount delinquent:	$2,701	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	euro-ringleader	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car for work and school.
Purpose of loan:
This loan will be used to? need a car toget to and from work

My financial situation:
is strong i make good money but dont have any saved up. I am a good candidate for this loan because? i have a strong well paying job and make 100+ tips a night.

Monthly net income: $2000+

Monthly expenses: $800
??Housing: $325
??Insurance: $200
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $175
??Clothing, household expenses $50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	29%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,981	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jminor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2007) 640-660 (May-2007) 640-660 (Apr-2007)
Principal balance:	$2,077.05	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate Debt
Purpose of loan:
The purpose of this loan is to consolidate four debts: 3 credit cards and 1 loan.? The currently monthly payment for the four debts is $290 per month.? This new loan payment would be at least half that.?

My financial situation:
My monthly gross income is $4700 ($4079 take home).? In addition to my wages, my wife also works and makes approximately $26,600/year.?

Feel free to contact me with additional questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$332.94

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2003	Debt/Income ratio:	22%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,495	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	purposeful-commitment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying our first House
Purpose of loan:
This loan will be used to pay off the credit card debt I built up while I was in college.? Living on my own for those 5 years, balancing a part time job and getting my Masters Degree in Architecture turned out to be very expensive.??And unfortunately I had to put?most of my expenses?on?credit cards.? Now I'm out of school, have?a great job, and my fiance' and I would very much like to own our own place, but my debt is holding us back.? Paying off these debts will allow us to save money faster so our dream of becoming homeowners can come true.? ?:)?

My financial situation:
I am a good candidate for this loan because I have an excellent job?as an architect in?a very large and stable architectural engineering firm.? I am very diligent at paying my bills on time and keeping precise records of my finances.? I figure out my expenses every month and budget myself only so much extra spending cash so that I can pay as much as possible on my credit cards.? This doesn't leave much room for saving for a house.? This loan however would allow me to budget in a savings plan so that purchasing a house would be possible a lot sooner than it would be if I were paying off the debt on my own.

Monthly net income: $ 2706.00

Monthly expenses: $
??Housing: $ 369.50
??Insurance: $ 60.00
??Car expenses: $ 144.00 car payment?(only a few more?payments and its paid off!),?$ 75 for gas
??Utilities: $ 150.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?700.00+ (I pay everything that?is left over on my credit card bills each month)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$191.34

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	33%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,558	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	agreement-tranquility	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I pay all my debts. I will be able to pay this bill off in 12 months and it can be withdrawn from my checking account monthly.?????

Monthly net income: $ 3,300 plus I work other jobs coaching and?driving extracurricular bus?that nets another $400 to $600?a month.
my spouses monthly net income is $2900
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 1600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$127.41

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,493	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MexiGroom	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jan-2008)
Principal balance:	$2,298.19	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
That PayPal CC not such a good idea
Getting that PayPal Credit Card Wasn't Such a Good Idea After All

Purpose of loan

After getting rid of all my credit cards, I went for quite a while without one (only a small line of credit for my business), and then I fell for a PayPal offer. Now I have a $3,500 balance that I'm not proud of. My original intention was to enter one of those debt consolidation programs (that's how I got rid of my previous cards), but since the loan I got here for my wedding back in 2008 went so great, I thought I'd give Prosper another go. I wouldn't mind trying to consolidate my PayPal balance with the balance on my business' line of credit, but the interest rate on that is so low that I probably shouldn't touch it. At any rate, I'm set on getting rid of my credit debt, and now I just have to find the best way to do it. Hopefully Prosper is the best way, because I rather give my money to people like me than to the bank. Thanks in advance for your valuable help.
My financial situation

I am a freelancer (web and graphic design), and my wife has her own violin studio with over 80 students and 2 locations. We both have had steady incomes for years now. Our monthly obligations are the typical ones of a young American couple: house mortgage, car payments, utility bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$77,913	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others in November. Our goal is to reduce the DTI ratio to qualify for a mortgage.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Home Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	34%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,886	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enchanted-justice	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Project
Purpose of loan:
This loan will be used to? allow us to make home improvements and more.? We have a rather unique situation that we hope you'll consider: My elderly widowed mother-in-law currently lives by herself in a rural area nearby on 4.5 acres and in a house that is increasingly in need of repairs.? She is in good health (breast cancer survivor for almost 10 years!) but due to natural aging she is in greater need of us to help her around the house.? We are in the process of repairing and remodeling her place so that we can sell it so that she can live with us.? Also, my husband & I are living in a small, cramped apartment and are wanting to start a family and have children but we have no room where we are.? By selling the house (which does not have a mortgage against it) we can take the proceeds, coupled with our rent money, and buy a modest place (in this great buyers market) that will be suitable for the three of us and to raise a child or two.? This loan will allow us to finish the improvements and repairs to the house.? We are currently remodeling the kitchen, including replacing the cabinets (which are deteriorating and coming off the hinges), and are wanting to do some painting and other repairs as well.? Some small amount of this loan may also be used for husband's dental work (crown and possible root canal) and for car repairs.? My husband is currently self-employed making money doing computer work, but his income is not steady right now.? This listing is based on my own income at my steady job, not including anything from my husband's work (which would add to our overall income).? My mother-in-law will also be contributing to pay back this loan.? Actually, we plan to pay off this loan within a few months (toward the end of this year or maybe early next year) after we finish making the improvements & repairs and then selling the house.? Once we sell the house we would easily have the means and would be eager to pay back this loan in full.

My financial situation:
I am a good candidate for this loan because? I have stable employment.? I am very frugal and careful with my expenses.? I have never defaulted or been late on any bills or payments of any kind.? I would never ask for a loan unless I absolutely expected to be able to pay it back.? I just need a little help temporarily.

Monthly net income: $ 2600 (household)

Monthly expenses: $ 2195
??Housing: $ 695
??Insurance: $ 450 (health, auto, & life)
??Car expenses: $ 100 (fuel)
??Utilities: $ 100
??Phone, cable, internet: $?50
??Food, entertainment: $ 100
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 625
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$191.34

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2004	Debt/Income ratio:	39%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,426	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-balance-phoenix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card debt My financial situation:
I am a good candidate for this loan because? I work?full time?as a lab technician for a respected doctors office, which is a position I have held since graduating from University of California Irvine and I plan on furthering my career by attending PA School in Sept 2010.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$109.09

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1998	Debt/Income ratio:	27%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,905	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Meg63	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combining my credit card payments
Purpose of loan:
This loan will be used to??
This loan will be used to consolidate my remaining three credit cards into one payment. I want to do this because it will be easier to make one monthly payment instead of three and I?should be able to pay off faster going this route.

My financial situation:
My Financial situation is good. My husband and I both have good jobs and are able to pay all our bills on time each month.????

I am a good candidate for this loan because?
I am a good candidate for this loan because I believe in paying my bills on time. My husband and I have good jobs and will be able to make the monthly payment on this loan.
Information in the Description is not verified.